                                                                   Exhibit 24(b)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of Ablest Inc., a Delaware corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, Charles H. Heist III, and Vincent J. Lombardo, any of whom may act, with full power of substitution and re-substitution, to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to any Registration Statement on Form S-8 or other form registering under the Securities Act of 1933 shares of the Company's common stock in connection with the grant of restricted stock under the Company's Executive Stock Awards Plan, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on October 23, 2003.

/s/ Charles H. Heist III                                      /s/ W. David Foster
--------------------------------------------                  -----------------------------------------------------
Charles H. Heist III                                          W. David Foster
Chairman of the Board of Directors                            Chief Executive Officer and a Director



/s/ Vincent J. Lombardo                                       /s/ Ronald K. Leirvik
--------------------------------------------                  -----------------------------------------------------
Vincent J. Lombardo                                           Ronald K. Leirvik
Vice President and Chief Financial Officer                    Director



/s/ Charles E. Scharlau                                       /s/ Richard W. Roberson
--------------------------------------------                  --------------------------------------------
Charles E. Scharlau                                           Richard W. Roberson
Director                                                      Director


/s/ Donna R. Moore                                            /s/ Kurt R. Moore *
--------------------------------------------                  --------------------------------------------
Donna R. Moore                                                Kurt R. Moore
Director                                                      President and a Director


* Executed on December 29, 2003.